UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23157

BROOKFIELD REAL ASSETS INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD REAL ASSETS INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Shareholders.

Brookfield Public Securities Group LLC
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.
2018
ANNUAL REPORT
December 31, 2018
Brookfield Real Assets Income Fund Inc.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure equities, energy infrastructure equities, real asset debt and diversified real assets. With approximately $16.5 billion of assets under management as of December 31, 2018, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $350 billion of assets under management as of December 31, 2018. For more information, go to www.brookfield.com.
Brookfield Real Assets Income Fund Inc. (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at www.brookfield.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Annual Report for Brookfield Real Assets Income Fund Inc. (the “Fund”) for the year ended ended December 31, 2018.
Global markets whipsawed in 2018. In the first quarter the MSCI World Index1 snapped a seven-quarter streak of positive total returns. The decline was largely driven by fears that rising inflation, tighter job markets and fiscal stimulus would accelerate the pace of U.S. interest-rate hikes. Those fears appeared to subside as global equities drifted higher throughout the second and third quarters. However, global equities declined sharply in the fourth quarter amid concerns around slowing global economic growth related to ongoing trade disputes and geopolitical uncertainty; as well as tighter monetary policies by central banks.
The ongoing trade dispute between the U.S. and China continued to escalate throughout 2018, as the two imposed billions of dollars in tariffs on one another across hundreds of products. In December, the two nations announced a temporary truce to de-escalate the situation. However, the negative implications of these policies are beginning to appear in economies across the globe.
The U.S. Federal Reserve’s Federal Open Market Committee increased the target range for the federal funds rate on four occasions in 2018 (25 basis points each). At the press conference following the December announcement, Fed Chairman Jerome Powell appeared to spook markets when he indicated the unwinding of the Fed’s balance sheet holdings would remain on “autopilot.” Also during the quarter, the European Central Bank confirmed it would formally end its multi-trillion bond-buying program which began in March 2015.
With the exception of energy infrastructure, real asset equities outperformed broad market equities in 2018.2 Relative outperformance was particularly meaningful in the fourth quarter, when volatility increased. In our view, the relative outperformance of real assets over the recent market drawdown reflects on the historically defensive nature of companies that own and operate tangible real assets, such as real estate and infrastructure. For real estate, these defensive characteristics are driven by the contracted lease structures of commercial real estate properties. For infrastructure, the assets are usually long-lived with revenues that are contracted or regulated, often linked to inflation.
While we do see evidence of modest growth in the global economy, we also acknowledge an uptick of market and economic risks across the globe. We believe these conditions make listed real assets even more attractive for investors to own in their portfolios. These companies—which provide critical infrastructure and makeup the backbone of the global economy, have been shown to produce resilient cash flows throughout economic cycles.
In addition to performance information, this report provides the Fund’s audited financial statements as of December 31, 2018.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfield.com for more information on this report or our recent webinar. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Brookfield Real Assets Income Fund Inc.
Craig Noble, CFA
CEO, Chief Investment Officer and Portfolio Manager
Brookfield Public Securities Group LLC

2018 Annual Report1

Letter to Shareholders (continued)

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
2 Real Asset equities are represented by the Alerian MLP, FTSE EPRA Nareit Developed and Dow Jones Brookfield Global Infrastructure Composite Indexes. The Alerian MLP Index is a composite of the 50 most prominent energy MLPs calculated by Standard & Poor’s using a float-adjusted market-capitalization methodology. The index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ) and on a total-return basis (NYSE:AMZX). The FTSE EPRA Nareit Developed Index is a free-float adjusted, liquidity, size and revenue screened index designed to track the performance of listed real estate companies and REITs worldwide. The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indices and comprises infrastructure companies with at least 70% of its annual cash flows derived from owning and operating infrastructure assets, including MLPs. Broad equities are represented by the MSCI World Index.
Indices are not managed and an investor cannot invest directly in an index.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018 and subject to change based on subsequent developments.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund’s currently hold these securities. Please refer to the Schedules of Investments contained in this report for a full listing of Funds’ holdings.
Past performance is no guarantee of future results.
2Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2018, Brookfield Real Assets Income Fund Inc. (NYSE: RA) had a total return based on net asset value of -3.08% and a total return based on market price of -9.12%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $19.07 on December 31, 2018, the Fund’s shares had a distribution rate of 12.52% for the year. The distribution rate is calculated as the annualized amount of the reporting period’s most recently declared distribution divided by the stated stock price.
In the next section, we provide further detail on the performance of each asset class, along with our outlook for investing in real asset-related securities.
CORPORATE CREDIT
The Fund’s allocation to real asset corporate credit returned −1.9% during the year. Our portfolio outperformed broad-market, high-yield fixed income in 2018. Within the portfolio, infrastructure was the best performing sector, followed by real estate and then natural resources.
Throughout 2018, there was a wide dispersion of returns across rating categories within the corporate bond market. For much of the year, in the face of higher interest rates, investment-grade bonds underperformed high yield. That quickly reversed in the fourth quarter as risk-off sentiment push spreads wider and interest rates lower. CCC-rated bonds, which were the top performing corporate fixed income segment through September, performed poorly in the fourth quarter erasing all prior year to date gains. CCC-rated bonds ended the year as the worst performing segment of the corporate high yield market while the more interest-rate sensitive and higher credit quality BB-end of the market held up much better.
Credit trends remained largely positive over the calendar year. More high-yield bonds were upgraded than downgraded, reflecting strong earnings and modest leverage. Issuance trending lower in the high-yield segment tended to reinforce our positive credit view. Refinancing remained the largest use of proceeds, which we consider to be positive, compared to acquisition financing.
We remain concerned, however, over the continued long-term deterioration in investment-grade credit. The bottom tier of investment-grade credit, BBB, reached 47% of the investment-grade market at year end—a historical record, as more investment-grade companies chose to carry higher debt levels. Not surprisingly, most metrics of credit health have declined for the investment-grade corporate market as a whole, suggesting that investment-grade corporate investors are taking more credit risk now than they have in the past, thereby rendering historical valuation comparisons less relevant.
Our reading of the credit landscape is that we are clearly in the late stage of the credit cycle. While normally this stage sees widening spreads and higher volatility, we do not believe we are about to enter a recession. The high-yield bond market withstood massive tests in 2018. Despite record redemptions, volatile commodity prices and a shifting interest-rate backdrop, high yield outperformed many markets, including equities.
Credit spreads have widened back to their long-term average, and U.S. Treasury yields have moved higher from the unusually low levels of the past few years. Accordingly, we believe high-yield investors are now better compensated for credit risk than at any point in the last two years. We continue to prefer high-yield corporate bonds over investment-grade corporate bonds, as we are concerned with the deterioration in investment-grade credit. Additionally, we prefer high-yield corporate bonds to leveraged loans—where, in the latter market, we have seen somewhat concerning late-cycle issuance.
SECURITIZED CREDIT
The Fund’s allocation to securitized credit delivered a return of 4.7% in 2018. The securitized credit allocation remains principally floating-rate, non-agency residential mortgage backed securities that were issued before the
2018 Annual Report3

Brookfield Real Assets Income Fund Inc.

Great Financial Crisis. Accordingly, the securitized credit allocation is more sensitive to changes in credit quality than to changes in interest rates.
This credit quality is driven by home price appreciation which improves loan-to-value ratios and makes refinancing easier; in turn supporting lower default rates and faster prepayment speeds. Lower default rates benefit our entire residential mortgage portfolio and faster prepayment speeds benefit our floating-rate non-agency bonds priced at a discount to par.
Home price appreciation nationally has been positive since 2012 and remains above 5%. An important driver of this appreciation has been historically low growth in supply. This is a much healthier dynamic than existed in the period preceding the Great Financial Crisis when historically strong price appreciation was accompanied by historically high growth in supply.
We acknowledge that housing fundamentals are now facing headwinds as years of higher home prices and higher mortgage rates have impacted affordability. We anticipate that home price appreciation will slow but will remain positive. In this scenario, housing related credit may continue to perform well while housing related equities (such as homebuilders)—which are driven by accelerating order growth and margin expansion, may perform poorly.
Our residential mortgage holdings are primarily exposed to lower priced homes where a supply and demand imbalance has persisted, and continues to be, the most acute. There are several reasons for this imbalance, in our view.
In terms of supply—a large number of single-family homes have been converted to rentals. In the majority of cases, these conversions were likely starter homes purchased out of foreclosure following the financial crisis. Additionally, home builders have been focused on building higher priced homes, where margins are greater and buyers have had more access to mortgage credit. Builders have only recently adjusted their mix to build more starter homes.
On the demand side of the equation, population growth and household formations continue. Mortgage credit availability continues to improve, allowing more first-time home buyers into the market. Additionally, Millennials are entering the market as first time home buyers and downsizing Baby Boomers have consolidated demand for lower square footage, lower priced homes.
In addition to the strength of housing fundamentals, the supply/demand dynamic for non-agency residential mortgage bonds is also favorable. New supply of non-agency residential mortgage bonds remains low, creating a favorable technical backdrop for our holdings.
GLOBAL REAL ESTATE EQUITIES
The Fund’s allocation to global real estate equities returned −6.9%.
Global real estate equities meaningfully underperformed the broader equity market early in 2018 on fears that rising inflation, tighter job markets and fiscal stimulus would accelerate the pace of U.S. interest-rate hikes. Those fears appeared to subside throughout the year as global real estate equities drifted higher for six straight months through August. In the final quarter of the year, nearly all asset classes sold off on concerns around slower economic growth as a result of global trade disputes, geopolitical uncertainty and tightening of monetary policies. Real estate equities were not immune to the downturn, but declined substantially less than broader equity markets.
Weakness for the year within the office and hotels sectors was largely a result of the clouded outlook on future growth. Performance within U.S. retail diverged, with higher quality operators outperforming those with lower quality portfolios. Outside the U.S., the malaise that has plagued U.S. retail real estate now appears to be spreading to Europe. Conversely, strong performance within the healthcare sector was driven by improved fundamentals. Self storage performed well despite supply concerns in a number of major metropolitan areas.
4Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.

Given the prospects for either (i) global monetary policy to become less accommodative and for interest rates to move higher or (ii) global economic growth to slow, we favor real estate companies with strong balance sheets.
GLOBAL INFRASTRUCTURE EQUITIES
The Fund’s allocation to global infrastructure equities returned −7.7%.
Utilities generally outperformed global equities on a relative basis, especially during the fourth quarter in a flight to quality amid heightened volatility. Overall performance within the group, however, was hindered by California utilities, which underperformed following wildfires in the state. Select U.K. utilities also lagged amid regulatory uncertainty.
Within the transports sector, ports were hit particularly hard amid global trade disputes. Airports declined on a clouded outlook for global economic growth, as well as political uncertainty in certain regions. Toll roads fared the best among transports during the year.
Despite uncertainty with regard to wireless carrier consolidation following the announcement of the T-Mobile and Sprint merger, several larger U.S. communication infrastructure companies posted positive returns during the year.
Looking ahead, we believe listed infrastructure equities are well positioned to generate attractive returns. These companies operate long-lived assets, with significant barriers to competition, tend to generate stable and visible cash flows.
MLP EQUITIES
The Fund’s allocation to U.S. Energy Master Limited Partnerships (MLPs) delivered a −8.0% return in 2018. MLPs were the worst performing allocation within the Fund on a year-to-date basis.
Energy infrastructure continued on its recovery path during the first half of the year, driven by improved sentiment amid strong fundamentals and higher commodity prices. Within the MLP universe, however, returns varied as some companies were more adversely impacted by the surprise announcement in March from the Federal Energy Regulatory Commission (“FERC”) that disallowed an MLP to recover an income tax allowance in its cost of service rates. The FERC made another surprise announcement on July 18, 2018 with a modified proposal that clarified the original March ruling. After posting positive returns through the first three quarters, energy infrastructure stocks declined in the fourth quarter as the price of West Texas Intermediate Crude Oil fell more than 35%.
Despite a difficult 2018, we remain constructive on MLPs given the disconnect between the low valuations of MLPs and the record production and export volumes for U.S. crude oil, natural gas and natural gas liquids.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
2018 Annual Report5

Brookfield Real Assets Income Fund Inc.

Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, as described in the Fund’s prospectus. These objectives will not necessarily be achieved in all interest rate environments. The leverage strategy of the Fund assumes a positive slope to the yield curve (short-term interest rates lower than long-term rates). Otherwise, the benefits of leverage will be reduced or eliminated completely. The use of leverage involves risk, including the potential for higher volatility and greater declines of the Fund’s net asset value, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others.
This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.
THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
Fixed income investing entails credit and interest rate risks. Interest rate risk is the risk that rising interest rates or an expectation of rising interest rates in the near future will cause the values of the Fund’s investments to decline. Risks associated with rising interest rates are heightened given that rates in the U.S. are at or near historic lows. When interest rates rise, bond prices generally fall, and the value of the portfolio can fall. Below-investment-grade (“high yield” or "junk") bonds are more at risk of default and are subject to liquidity risk. Mortgage-backed securities are subject to prepayment risk. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks. Emerging and developing market investments may be especially volatile. Derivative instruments entail higher volatility and risk of loss compared to traditional stock or bond investments.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018 and subject to change based on subsequent developments.
6Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Portfolio Characteristics (Unaudited)
December 31, 2018

PORTFOLIO STATISTICS
Annualized distribution rate[1]	12.52%
Weighted average coupon	4.89%
Weighted average life	5.65 years
Percentage of leveraged assets	25.70%
Total number of holdings	318

ASSET ALLOCATION[2]
Corporate Credit
— Real Estate	7.0%
— Infrastructure	20.5%
— Natural Resources	8.8%
Total Corporate Credit	36.3%
Securitized Credit
— Residential Mortgage-Backed Securities	30.0%
— Commercial Mortgage-Backed Securities	5.1%
— Other	4.6%
Total Securitized Credit	39.7%
Real Asset Equities
— Real Estate	7.3%
— Infrastructure	9.8%
— MLP	5.3%
Total Real Asset Equities	22.4%
Term Loans	1.0%
Money Market Fund	0.6%
Total	100.0%

FIXED INCOME ASSETS BY CREDIT RATING[3]
BBB and Above	15.6%
BB	29.8%
B	14.0%
CCC and Below	17.7%
Unrated	22.9%
Total	100.0%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by the December 31, 2018 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through December 31, 2018, the Fund estimates approximately 36% of its distributions is a return of capital.
2 Percentages are based on total market value of investments.
3 Percentages are based on total market value of fixed income securities.
2018 Annual Report7

Brookfield Real Assets Income Fund Inc.
Schedule of Investments
December 31, 2018

	Principal Amount (000s)	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 0.4%
U.S. Government Agency Collateralized Mortgage Obligations – 0.0%
Federal National Mortgage Association
Series 1997-79, Class PL, 6.85%, 12/18/27[1]	$ 94	$ 103,194
Total U.S. Government Agency Collateralized Mortgage Obligations		103,194
U.S. Government Agency Pass-Through Certificates – 0.4%
Federal Home Loan Mortgage Corporation
Pool C69047, 7.00%, 06/01/32[1]	167	182,915
Pool C56878, 8.00%, 08/01/31[1]	43	43,242
Pool C58516, 8.00%, 09/01/31[1]	35	34,934
Pool C59641, 8.00%, 10/01/31[1]	65	66,978
Pool C55166, 8.50%, 07/01/31[1]	89	92,036
Pool C55167, 8.50%, 07/01/31[1]	54	54,985
Pool C55169, 8.50%, 07/01/31[1]	53	54,636
Pool G01466, 9.50%, 12/01/22[1]	24	24,528
Pool 555559, 10.00%, 03/01/21	0	443
Pool 555538, 10.00%, 03/01/21	0	105
Federal National Mortgage Association
Pool 761836, 6.00%, 06/01/33[1]	285	305,392
Pool 948362, 6.50%, 08/01/37[1]	47	50,661
Pool 645912, 7.00%, 06/01/32[1]	184	200,058
Pool 645913, 7.00%, 06/01/32[1]	250	274,050
Pool 650131, 7.00%, 07/01/32[1]	253	278,129
Pool 827853, 7.50%, 10/01/29[1]	24	24,052
Pool 545990, 7.50%, 04/01/31[1]	284	311,553
Pool 255053, 7.50%, 12/01/33[1]	89	99,437
Pool 735576, 7.50%, 11/01/34[1]	290	336,434
Pool 896391, 7.50%, 06/01/36[1]	84	91,550
Pool 735800, 8.00%, 01/01/35[1]	239	276,278
Pool 636449, 8.50%, 04/01/32[1]	225	247,346
Pool 458132, 8.79%, 03/15/31[1]	117	123,601
Pool 852865, 9.00%, 07/01/20[1]	49	50,044
Pool 545436, 9.00%, 10/01/31[1]	161	186,927
Total U.S. Government Agency Pass-Through Certificates		3,410,314
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $3,290,725)		3,513,508
SECURITIZED CREDIT – 52.4%
Commercial Mortgage-Backed Securities – 6.7%
Class B Notes
Moreland Avenue, 9.23%, 11/01/20[2,3,4]	225	225,320
Browns Bridge, 9.50%, 11/01/20[2,3,4]	118	117,235
Fayetteville, 9.50%, 11/01/20[2,3,4]	48	49,008
Lee & White, 9.50%, 11/01/20[2,3,4]	91	93,099
Marshalls, 9.50%, 11/01/20[2,3,4]	385	385,856
North River, 9.50%, 11/01/20[2,3,4]	186	188,031
Town and Country, 9.50%, 11/01/20[2,3,4]	491	489,602
Crossroads, 9.50%, 11/01/20[2,3,4]	170	170,326
St. Louis Holiday Inn, 10.08%, 07/01/20[2,3,4]	1,984	1,940,398

See Notes to Financial Statements.
8Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2018

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Cedar Park Medical Center, 11.00%, 06/01/19[2,3,4]	$ 600	$ 599,964
Credit Suisse Commercial Mortgage Trust
Series 2006-C1, Class K, 5.75%, 02/15/39[5,6]	359	3,593
Hilton USA Trust
Series 2016-HHV, Class E, 4.19%, 11/05/38[5,6]	20,000	18,818,454
Morgan Stanley Capital I Trust
Series 2007-T25, Class AJ, 5.57%, 11/12/49[6]	7,233	7,312,434
Series 2007-T27, Class AJ, 5.95%, 06/11/42[6]	2,699	2,880,411
Wachovia Bank Commercial Mortgage Trust
Series 2005-C20, Class F, 5.43%, 07/15/42[5,6]	1,265	1,221,378
Waldorf Astoria Boca Raton Trust
Series 2016-BOCA, Class E, 6.81% (1 Month LIBOR USD + 4.35%), 06/15/29[5,6]	20,000	19,856,322
Total Commercial Mortgage-Backed Securities		54,351,431
Interest-Only Securities – 0.8%
Government National Mortgage Association
Series 2010-132, Class IO, 0.41%, 11/16/52[6]	1,025	36,035
JP Morgan Mortgage Trust
Series 2015-4, Class 2X1, 0.29%, 06/25/45[5,6]	88,023	1,621,427
Series 2014-5, Class AX4, 0.49%, 10/25/29[5,6]	10,114	103,326
Vendee Mortgage Trust
Series 1997-2, Class IO, 0.00%, 06/15/27[6]	5,980	6
Voyager CNTYW Delaware Trust
Series 2009-1, Class 3QB1, 16.57%, 03/16/30[5,6]	4,972	4,568,874
Total Interest-Only Securities		6,329,668
Other – 4.9%
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4, 7.36%, 08/01/32[6]	39	39,302
GMACM Home Equity Loan Trust
Series 2005-HE3, Class A2, 3.01% (1 Month LIBOR USD + 0.50%), 02/25/36[6,7]	2,281	2,252,147
Series 2005-HE3, Class A1VN, 3.01% (1 Month LIBOR USD + 0.50%), 02/25/36[6,7]	2,044	2,016,212
Series 2007-HE2, Class A2, 6.05%, 12/25/37[6]	1,398	1,361,246
Series 2007-HE2, Class A3, 6.19%, 12/25/37[6]	2,693	2,623,948
GMACM Home Loan Trust
Series 2006-HLTV, Class A5, 6.51%, 10/25/29[7]	2,088	2,115,426
Irwin Home Equity Loan Trust
Series 2006-1, Class 2A3, 6.27%, 09/25/35[5,7]	2,246	2,275,066
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class M1, 6.63%, 04/15/40[6]	10,017	10,491,820
Mid-State Capital Corporation Trust
Series 2004-1, Class M1, 6.50%, 08/15/37	2,672	2,866,542
Series 2004-1, Class M2, 8.11%, 08/15/37	2,202	2,469,319
Series 2004-1, Class B, 8.90%, 08/15/37	667	751,691
Mid-State Trust X
Series 10, Class B, 7.54%, 02/15/36	3,591	3,877,932
Oakwood Mortgage Investors, Inc.
Series 2001-E, Class A4, 6.81%, 12/15/31	5,596	5,545,104

See Notes to Financial Statements.
2018 Annual Report9

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2018

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Series 2001-D, Class A4, 6.93%, 09/15/31[6]	$ 786	$ 666,657
Total Other		39,352,412
Residential Mortgage-Backed Securities – 40.0%
ACE Securities Corporation Home Equity Loan Trust
Series 2006-OP1, Class A2D, 2.75% (1 Month LIBOR USD + 0.24%), 04/25/36[6,7]	6,740	6,307,770
Alternative Loan Trust
Series 2007-OA3, Class 1A1, 2.65% (1 Month LIBOR USD + 0.14%), 04/25/47[6,7]	12,146	11,491,945
Series 2007-HY6, Class A1, 2.72% (1 Month LIBOR USD + 0.21%), 08/25/47[6,7]	4,258	3,714,951
Series 2005-51, Class 4A1, 2.79% (1 Month LIBOR USD + 0.32%), 11/20/35[6,7]	2,680	2,483,208
Series 2007-2CB, Class 2A11, 2.91% (1 Month LIBOR USD + 0.40%), 03/25/37[6]	4,215	2,707,611
Series 2005-10CB, Class 1A1, 3.01% (1 Month LIBOR USD + 0.50%), 05/25/35[6]	2,651	2,296,909
Series 2007-16CB, Class 4A5, 3.01% (1 Month LIBOR USD + 0.50%), 08/25/37[6]	7,822	6,642,391
Series 2006-19CB, Class A9, 3.21% (1 Month LIBOR USD + 0.70%), 08/25/36[6]	3,257	2,300,842
Series 2007-12T1, Class A22, 5.75%, 06/25/37	2,581	1,844,945
Series 2007-15CB, Class A5, 5.75%, 07/25/37	1,349	1,132,380
Series 2007-15CB, Class A2, 5.75%, 07/25/37	1,466	1,230,204
Series 2006-29T1, Class 2A5, 6.00%, 10/25/36	1,989	1,612,749
Series 2006-41CB, Class 1A7, 6.00%, 01/25/37	1,756	1,443,905
Series 2006-45T1, Class 2A5, 6.00%, 02/25/37	3,348	2,754,768
Series 2006-29T1, Class 2A6, 6.50%, 10/25/36	3,122	2,640,970
Series 2006-23CB, Class 2A7, 18.38% (1 Month LIBOR USD + 28.40%), 08/25/36[6,8]	1,594	1,975,358
Series 2006-29T1, Class 3A3, 53.05% (1 Month LIBOR USD + 78.40%), 10/25/36[6,8]	715	2,094,640
BCAP LLC Trust
Series 2010-RR6, Class 1910, 2.63% (1 Month LIBOR USD + 0.33%), 11/26/35[5,6,7]	6,941	6,548,888
Series 2010-RR5, Class 5A10, 2.63% (1 Month LIBOR USD + 0.33%), 11/26/35[5,6]	5,504	5,334,111
Series 2012-RR4, Class 5A6, 3.60%, 05/26/36[5,6]	7,829	7,130,226
Series 2013-RR2, Class 3A2, 3.97%, 03/26/36[5,6]	3,907	3,766,192
Chase Mortgage Finance Trust
Series 2005-A2, Class 3A2, 3.74%, 01/25/36[6]	2,044	1,847,200
Series 2007-A1, Class 11M1, 3.79%, 03/25/37[6]	5,149	5,032,122
CHL Mortgage Pass-Through Trust
Series 2006-20, Class 1A18, 3.16% (1 Month LIBOR USD + 0.65%), 02/25/37[6]	6,629	4,327,822
Series 2007-5, Class A29, 5.50%, 05/25/37	325	264,547
Series 2004-21, Class A10, 6.00%, 11/25/34	128	130,679
Series 2007-18, Class 1A1, 6.00%, 11/25/37	438	367,566
Citicorp Mortgage Securities Trust
Series 2006-5, Class IA11, 3.41% (1 Month LIBOR USD + 0.90%), 10/25/36[6]	942	853,806
Citigroup Mortgage Loan Trust
Series 2009-11, Class 8A2, 3.60%, 04/25/45[5,6]	3,244	3,027,070
Series 2012-6, Class 2A2, 3.85%, 08/25/36[5,6]	15,662	15,397,033
Series 2007-AR5, Class 1A2A, 4.19%, 04/25/37[6]	1,589	1,469,311
Series 2009-6, Class 19A2, 6.00%, 03/25/36[5,6]	3,771	3,538,010
Series 2009-8, Class 2A2, 6.10%, 04/25/37[5,6]	5,921	5,286,735
Credit Suisse Mortgage Trust
Series 2011-10R, Class 3A2, 4.71%, 09/27/36[5,6]	3,626	3,387,608
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA8, Class 1A6, 3.16% (1 Month LIBOR USD + 0.65%), 11/25/35[6]	2,280	1,686,282
Series 2005-FA9, Class A1, 3.21% (1 Month LIBOR USD + 0.70%), 12/25/35[6]	1,995	1,489,483

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2018

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
GSAMP Trust
Series 2006-NC2, Class A2C, 2.66% (1 Month LIBOR USD + 0.15%), 06/25/36[6,7]	$ 686	$ 449,247
Series 2006-HE8, Class A2C, 2.68% (1 Month LIBOR USD + 0.17%), 01/25/37[6,7]	10,591	9,991,471
GSR Mortgage Loan Trust
Series 2007-1F, Class 4A1, 2.81% (1 Month LIBOR USD + 0.30%), 01/25/37[6]	9,998	5,548,784
Home Equity Asset Trust
Series 2006-7, Class 2A3, 2.66% (1 Month LIBOR USD + 0.15%), 01/25/37[6,7,9]	8,426	6,825,665
IndyMac INDA Mortgage Loan Trust
Series 2007-AR1, Class 1A1, 3.78%, 03/25/37[6]	1,599	1,538,496
Series 2007-AR3, Class 1A1, 4.41%, 07/25/37[6]	2,922	2,625,170
IXIS Real Estate Capital Trust
Series 2007-HE1, Class A1, 2.57% (1 Month LIBOR USD + 0.06%), 05/25/37[6,7]	2,897	951,251
Series 2006-HE3, Class A2, 2.61% (1 Month LIBOR USD + 0.10%), 01/25/37[6,7]	811	383,811
Series 2007-HE1, Class A2, 2.62% (1 Month LIBOR USD + 0.11%), 05/25/37[6,7]	4,612	1,522,241
Series 2006-HE2, Class A3, 2.67% (1 Month LIBOR USD + 0.16%), 08/25/36[6,7]	15,193	5,868,680
Series 2007-HE1, Class A3, 2.67% (1 Month LIBOR USD + 0.16%), 05/25/37[6,7]	1,422	471,675
Series 2007-HE1, Class A4, 2.74% (1 Month LIBOR USD + 0.23%), 05/25/37[6,7]	2,696	900,366
Series 2006-HE1, Class A4, 3.11% (1 Month LIBOR USD + 0.60%), 03/25/36[6,7]	546	357,309
JP Morgan Mortgage Trust
Series 2003-A1, Class B4, 4.21%, 10/25/33[6]	104	61,952
Series 2003-A2, Class B4, 4.38%, 11/25/33[6]	73	4,553
MASTR Asset Backed Securities Trust
Series 2006-NC3, Class A3, 2.61% (1 Month LIBOR USD + 0.10%), 10/25/36[6,7]	3,748	2,309,479
Series 2006-NC2, Class A4, 2.66% (1 Month LIBOR USD + 0.15%), 08/25/36[6,7]	9,826	5,152,420
Series 2006-NC3, Class A4, 2.67% (1 Month LIBOR USD + 0.16%), 10/25/36[6,7]	6,324	3,928,000
Series 2006-HE5, Class A3, 2.67% (1 Month LIBOR USD + 0.16%), 11/25/36[6,7]	15,121	10,290,131
Series 2006-NC2, Class A5, 2.75% (1 Month LIBOR USD + 0.24%), 08/25/36[6,7]	486	258,004
Series 2005-NC2, Class A4, 3.21% (1 Month LIBOR USD + 0.70%), 11/25/35[6,7]	10,209	7,172,511
Nomura Resecuritization Trust
Series 2013-1R, Class 3A12, 2.48% (1 Month LIBOR USD + 0.16%), 10/26/36[5,6,7]	18,245	18,071,453
Series 2014-1R, Class 2A11, 3.34% (1 Month LIBOR USD + 0.13%), 02/26/37[5,6]	32,624	24,625,837
Series 2015-11R, Class 4A5, 3.52%, 06/26/37[3,5,6]	3,042	2,001,943
Series 2014-6R, Class 5A7, 3.80%, 04/26/37[3,5,6]	8,986	7,585,083
Series 2015-4R, Class 3A8, 3.96%, 02/26/36[3,5,6]	19,700	15,253,996
Series 2015-1R, Class 3A7, 4.12%, 03/26/37[3,5,6]	5,660	4,279,946
Series 2014-2R, Class 1A7, 4.37%, 01/26/36[3,5,6]	3,059	2,733,086
Series 2015-1R, Class 4A7, 4.70%, 12/26/37[3,5,6]	2,374	1,958,647
Series 2015-6R, Class 2A4, 6.26%, 01/26/37[3,5,6]	15,237	12,394,023
RALI Trust
Series 2007-QO3, Class A1, 2.67% (1 Month LIBOR USD + 0.16%), 03/25/47[6,7]	2,653	2,489,636
Series 2006-QO7, Class 2A1, 3.01% (12 Month U.S. Treasury Average + 0.85%), 09/25/46 [6]	10,598	9,422,426
Series 2006-QS14, Class A30, 48.67% (1 Month LIBOR USD + 81.25%), 11/25/36[6,8]	105	251,321
Residential Asset Securitization Trust
Series 2005-A13, Class 1A1, 3.21% (1 Month LIBOR USD + 0.70%), 10/25/35[6]	4,946	4,281,655
RFMSI Trust
Series 2007-S3, Class 1A5, 5.50%, 03/25/37	2,606	2,258,622

See Notes to Financial Statements.
2018 Annual Report11

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2018

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Securitized Asset Backed Receivables LLC Trust
Series 2006-NC3, Class A2B, 2.66% (1 Month LIBOR USD + 0.15%), 09/25/36[6,7]	$ 6,869	$ 3,303,752
Series 2007-NC1, Class A2B, 2.66% (1 Month LIBOR USD + 0.15%), 12/25/36[6,7]	4,761	2,726,627
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2007-OA1, Class A1A, 2.86% (12 Month U.S. Treasury Average + 0.70%), 02/25/47 [6]	3,298	3,078,721
Series 2007-HY5, Class 1A1, 3.34%, 05/25/37[6]	3,575	3,200,465
Series 2007-HY5, Class 3A1, 3.63%, 05/25/37[6]	1,874	1,756,114
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR5, Class 1A1, 4.21%, 04/25/36[6]	5,342	5,386,373
Series 2005-2, Class 1B1, 5.50%, 04/25/35	3,280	2,998,540
Total Residential Mortgage-Backed Securities		322,229,719
Total SECURITIZED CREDIT (Cost $437,410,155)		422,263,230
CORPORATE CREDIT – 48.4%
Automotive – 0.0%
Motors Liquidation Co., 0.00%, 07/15/33[2,3,9],13	8,250	825
Basic Industrial – 1.8%
INEOS Group Holdings SA, 5.63%, 08/01/24[1,5,10]	9,525	8,439,150
Olin Corp., 5.00%, 02/01/30[11]	6,675	5,848,969
Total Basic Industrial		14,288,119
Construction & Building Materials – 1.9%
PulteGroup, Inc., 6.38%, 05/15/33[11]	6,775	6,182,188
Toll Brothers Finance Corp., 4.88%, 11/15/25[1]	9,525	8,905,875
Total Construction & Building Materials		15,088,063
Energy – 4.6%
EP Energy LLC, 6.38%, 06/15/23	3,725	1,173,375
EP Energy LLC, 8.00%, 11/29/24[5,11]	4,950	3,687,750
ION Geophysical Corp., 9.13%, 12/15/21[5]	2,050	1,968,000
Newfield Exploration Co., 5.63%, 07/01/24[11]	5,975	6,049,688
Parsley Energy LLC, 5.25%, 08/15/25[5]	3,500	3,167,500
Parsley Energy LLC, 5.38%, 01/15/25[5]	2,800	2,576,000
Pattern Energy Group, Inc., 5.88%, 02/01/24[5,11]	7,175	6,923,875
Range Resources Corp., 5.75%, 06/01/21[11]	4,100	3,966,750
Range Resources Corp., 4.88%, 05/15/25[1]	4,525	3,710,500
Trinidad Drilling Ltd., 6.63%, 02/15/25[5,10,11]	4,025	4,059,213
Total Energy		37,282,651
Financial Services – 1.1%
Ambac LSNI LLC, 7.80%, 02/12/23[5,6,10]	8,728	8,738,978
Health Facilities – 2.7%
HCA, Inc., 5.25%, 06/15/26[1,11]	14,700	14,589,750
Tenet Healthcare Corp., 8.13%, 04/01/22[1,11]	6,925	6,942,313
Total Health Facilities		21,532,063
Infrastructure Services – 2.4%
Ashtead Capital, Inc., 5.63%, 10/01/24[1,5,10]	2,425	2,449,250

See Notes to Financial Statements.
12Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2018

	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
Terex Corp., 5.63%, 02/01/25[5,11]	$ 7,575	$ 7,054,219
United Rentals North America, Inc., 5.75%, 11/15/24[1,11]	6,100	5,871,250
United Rentals North America, Inc., 5.50%, 05/15/27[1]	4,175	3,872,313
Total Infrastructure Services		19,247,032
Leisure – 3.1%
Boyd Gaming Corp., 6.38%, 04/01/26[1,11]	9,000	8,707,500
GLP Capital LP, 5.38%, 04/15/26[11]	7,475	7,392,850
MGM Growth Properties Operating Partnership LP, 5.63%, 05/01/24[1]	9,275	9,182,250
Total Leisure		25,282,600
Media – 3.3%
CCO Holdings LLC, 5.75%, 01/15/24[1]	7,450	7,375,500
CCO Holdings LLC, 5.88%, 05/01/27[1,5,11]	6,050	5,868,500
CSC Holdings LLC, 10.88%, 10/15/25[5,11]	5,128	5,762,590
CSC Holdings LLC, 5.25%, 06/01/24[1]	8,125	7,444,531
Total Media		26,451,121
Metals & Mining – 5.0%
AK Steel Corp., 7.63%, 10/01/21	7,425	6,701,063
Alcoa Nederland Holding BV, 7.00%, 09/30/26[1,5,11]	8,150	8,313,000
ArcelorMittal, 6.13%, 06/01/25[1,10,11]	4,975	5,186,487
ArcelorMittal, 6.75%, 03/01/41[1,10]	3,475	3,669,676
Hudbay Minerals, Inc., 7.63%, 01/15/25[1,5,10]	9,850	9,628,375
Kinross Gold Corp., 4.50%, 07/15/27[1,10]	8,100	6,996,375
Total Metals & Mining		40,494,976
Natural Resources – 0.3%
Puma International Financing SA, 5.13%, 10/06/24[5,10]	2,800	2,235,464
Oil Gas Transportation & Distribution – 7.9%
AmeriGas Partners LP, 5.50%, 05/20/25[11]	7,875	7,205,625
Antero Midstream Partners LP, 5.38%, 09/15/24[11]	5,500	5,128,750
Blue Racer Midstream LLC, 6.13%, 11/15/22[5,11]	7,400	7,141,000
Crestwood Midstream Partners LP, 6.25%, 04/01/23	6,075	5,847,188
Dynagas LNG Partners LP, 6.25%, 10/30/19[10]	2,250	2,131,875
Enbridge, Inc., 6.25%, 03/01/78[6,10]	5,475	4,920,011
Genesis Energy LP, 6.50%, 10/01/25	7,575	6,666,000
Global Partners LP, 6.25%, 07/15/22	4,125	3,898,125
Holly Energy Partners LP, 6.00%, 08/01/24[1,5]	6,600	6,468,000
LBC Tank Terminals Holding Netherlands BV, 6.88%, 05/15/23[5,10,11]	3,325	2,959,250
Targa Pipeline Partners LP, 5.88%, 08/01/23[11]	5,725	5,496,000
Targa Resources Partners LP, 5.25%, 05/01/23[1,11]	5,000	4,900,000
Targa Resources Partners LP, 5.38%, 02/01/27	1,150	1,078,125
Total Oil Gas Transportation & Distribution		63,839,949
Real Estate – 1.6%
Hospitality Properties Trust, 4.95%, 02/15/27[1]	6,375	6,246,689
Lamar Media Corp., 5.38%, 01/15/24[1,11]	7,000	7,000,000
Total Real Estate		13,246,689

See Notes to Financial Statements.
2018 Annual Report13

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2018

	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
Telecommunication Services – 8.9%
American Tower Corp., 3.60%, 01/15/28[1]	$ 7,500	$ 7,007,520
CenturyLink, Inc., Series U, 7.65%, 03/15/42[11]	10,925	8,603,438
Crown Castle International Corp., 4.75%, 05/15/47[1]	5,425	5,028,665
Crown Castle International Corp., 3.80%, 02/15/28[1]	4,350	4,116,364
CyrusOne LP, 5.38%, 03/15/27[1]	9,500	9,215,000
Digital Realty Trust LP, 3.70%, 08/15/27[1]	6,635	6,261,859
Equinix, Inc., 5.38%, 05/15/27[1]	8,450	8,259,875
SBA Communications Corp., 4.88%, 07/15/22[1]	2,875	2,824,688
SBA Communications Corp., 4.88%, 09/01/24[11]	6,300	5,922,000
Sprint Capital Corp., 6.88%, 11/15/28[1]	2,500	2,362,500
T-Mobile USA, Inc., 6.50%, 01/15/26[1]	1,000	1,020,000
Zayo Group LLC, 6.00%, 04/01/23[1]	9,050	8,575,871
Zayo Group LLC, 5.75%, 01/15/27[1,5]	3,200	2,856,000
Total Telecommunication Services		72,053,780
Transportation – 1.0%
DP World Ltd., 6.85%, 07/02/37[5,10,11]	2,450	2,726,581
Watco Companies LLC, 6.38%, 04/01/23[5,11]	5,050	5,062,625
Total Transportation		7,789,206
Utility – 2.8%
AES Corp., 4.88%, 05/15/23[11]	4,250	4,154,375
AES Corp., 6.00%, 05/15/26	800	812,000
Calpine Corp., 5.75%, 01/15/25[1]	4,900	4,483,500
Clearway Energy Operating LLC, 5.38%, 08/15/24[1,11]	7,275	6,911,250
NRG Energy, Inc., 6.63%, 01/15/27[11]	6,125	6,170,938
Total Utility		22,532,063
Total CORPORATE CREDIT (Cost $414,469,354)		390,103,579
TERM LOANS – 1.4%
Crestwood Holdings LLC, 10.27% (3 Month LIBOR USD + 7.50%), 03/05/23[4,6,12]	5,237	5,013,998
EPIC Y-Grade Services LP, 8.29% (3 Month LIBOR USD + 5.50%), 06/13/25[4,6,12]	6,400	6,016,000
Total TERM LOANS (Cost $11,446,740)		11,029,998

	Shares	Value
COMMON STOCKS – 29.8%
Airports – 0.3%
Aeroports de Paris [10]	2,700	$ 511,994
Auckland International Airport Ltd. [10]	243,500	1,175,239
Corporacion America Airports SA [10,13]	12,974	86,018
Japan Airport Terminal Company Ltd. [10]	17,200	594,595
Total Airports		2,367,846
Communications – 1.3%
American Tower Corp. [11]	41,950	6,636,071
China Tower Corporation Ltd. [5,10,13]	1,968,600	372,265
Crown Castle International Corp.	27,900	3,030,777

See Notes to Financial Statements.
14Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Eutelsat Communications SA [10]	25,000	$ 492,529
Total Communications		10,531,642
Datacenters – 0.2%
Digital Realty Trust, Inc. [11]	10,000	1,065,500
Equinix, Inc. [11]	1,800	634,608
Total Datacenters		1,700,108
Diversified – 1.7%
Activia Properties, Inc. [10]	129	524,111
City Developments Ltd. [10]	178,258	1,062,723
CK Asset Holdings Ltd. [10]	105,844	774,416
Dexus [10]	245,100	1,834,478
Invincible Investment Corp. [10]	1,710	705,276
Land Securities Group PLC [10,11]	302,400	3,104,999
Merlin Properties Socimi SA [10]	85,552	1,056,855
The British Land Company PLC [10]	205,700	1,398,814
The GPT Group [10]	577,900	2,174,662
Wharf Real Estate Investment Company Ltd. [10]	234,000	1,399,534
Total Diversified		14,035,868
Electricity Transmission & Distribution – 1.1%
Edison International [11]	24,200	1,373,834
National Grid PLC [10]	439,291	4,297,726
PG&E Corp. [11,13]	42,103	999,946
Sempra Energy [11]	18,700	2,023,153
Total Electricity Transmission & Distribution		8,694,659
Gas Utilities – 0.7%
Atmos Energy Corp. [11]	18,800	1,743,136
ENN Energy Holdings Ltd. [10]	156,200	1,388,270
Hong Kong & China Gas Company Ltd. [10]	321,526	664,289
NiSource, Inc. [11]	72,500	1,837,875
Total Gas Utilities		5,633,570
Healthcare – 0.7%
HCP, Inc. [11]	57,000	1,592,010
Physicians Realty Trust [11]	109,501	1,755,301
Ventas, Inc. [11]	22,100	1,294,839
Welltower, Inc. [11]	17,400	1,207,734
Total Healthcare		5,849,884
Hotel – 0.3%
Extended Stay America, Inc. [11]	45,700	708,350
Park Hotels & Resorts, Inc. [11]	24,300	631,314
RLJ Lodging Trust [11]	52,200	856,080
Total Hotel		2,195,744
Industrial – 0.4%
Granite Real Estate Investment Trust [10]	25,905	1,009,673
Prologis, Inc. [11]	33,400	1,961,248
Tritax EuroBox PLC [5,10,13]	277,600	327,482
Total Industrial		3,298,403

See Notes to Financial Statements.
2018 Annual Report15

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Master Limited Partnerships – 7.1%
Energy Transfer LP [11]	649,363	$ 8,578,085
Enterprise Products Partners LP	333,593	8,203,052
Magellan Midstream Partners LP [11]	139,149	7,939,842
MPLX LP [11]	272,300	8,250,690
Phillips 66 Partners LP [11]	182,610	7,689,707
Plains All American Pipeline LP [11]	392,183	7,859,347
Thunderbird Resources Equity, Inc. [2,3,9]	11	394,786
Western Gas Partners LP [11]	187,806	7,931,047
Total Master Limited Partnerships		56,846,556
Midstream – 3.9%
Cheniere Energy, Inc. [11,13]	32,300	1,911,837
ONEOK, Inc. [11]	162,292	8,755,653
Targa Resources Corp. [11]	241,116	8,684,998
The Williams Companies, Inc. [11]	534,487	11,785,438
Total Midstream		31,137,926
Net Lease – 0.4%
EPR Properties [11]	10,500	672,315
MGM Growth Properties LLC [11]	65,756	1,736,616
VEREIT, Inc. [11]	96,600	690,690
Total Net Lease		3,099,621
Office – 2.5%
alstria office REIT-AG [10]	100,584	1,408,250
Boston Properties, Inc. [11]	14,700	1,654,485
Cousins Properties, Inc. [11]	107,500	849,250
Daiwa Office Investment Corp. [10]	59	372,167
Derwent London PLC [10]	13,637	495,860
Gecina SA [10]	13,000	1,682,852
Great Portland Estates PLC [10]	76,803	645,612
Highwoods Properties, Inc. [11]	24,900	963,381
Hongkong Land Holdings Ltd. [10,11]	237,700	1,498,493
Hudson Pacific Properties, Inc. [11]	49,200	1,429,752
Hulic Reit, Inc. [10]	200	310,554
Kenedix Office Investment Corp. [10]	57	363,821
Kilroy Realty Corp. [11]	27,300	1,716,624
Mitsubishi Estate Company Ltd. [10]	179,520	2,824,480
Mitsui Fudosan Company Ltd. [10]	127,437	2,830,619
SOHO China Ltd. [10,13]	2,131,800	761,353
Total Office		19,807,553
Pipelines – 3.9%
APA Group [10]	166,900	999,755
Enbridge, Inc. [10],11	192,209	5,970,981
Enbridge, Inc. [10,11]	262,088	8,145,695
Kinder Morgan, Inc. [11]	765,525	11,773,775
Kunlun Energy Company Ltd. [10]	336,400	357,420
Pembina Pipeline Corp. [10]	76,100	2,258,139

See Notes to Financial Statements.
16Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
TransCanada Corp. [10]	58,000	$ 2,071,125
Total Pipelines		31,576,890
Ports – 0.0%
China Merchants Port Holdings Company Ltd. [10]	206,700	371,649
Rail – 0.0%
East Japan Railway Co. [10]	2,200	194,282
Renewables/Electric Generation – 1.4%
American Electric Power Company, Inc. [11]	18,000	1,345,320
CMS Energy Corp. [11]	33,100	1,643,415
Emera, Inc. [10]	23,100	739,599
Engie SA [10]	82,300	1,182,482
Entergy Corp. [11]	21,400	1,841,898
FirstEnergy Corp. [11]	44,500	1,670,975
NRG Energy, Inc. [11]	14,600	578,160
Orsted A/S [5,10]	25,700	1,719,787
Vistra Energy Corp. [13]	25,848	591,661
Total Renewables/Electric Generation		11,313,297
Residential – 1.3%
Advance Residence Investment Corp. [10]	282	778,550
AvalonBay Communities, Inc. [11]	13,400	2,332,270
Essex Property Trust, Inc. [11]	5,731	1,405,299
Mid-America Apartment Communities, Inc. [11]	31,100	2,976,270
Nippon Accommodations Fund, Inc. [10]	123	594,083
Vonovia SE [10]	60,529	2,728,584
Total Residential		10,815,056
Retail – 0.5%
Federal Realty Investment Trust [11]	5,800	684,632
Simon Property Group, Inc. [11]	18,200	3,057,418
Total Retail		3,742,050
Self Storage – 0.5%
CubeSmart [11]	36,500	1,047,185
Public Storage [11]	12,600	2,550,366
Total Self Storage		3,597,551
Toll Roads – 1.5%
Atlantia SpA [10]	109,800	2,272,329
CCR SA [10]	122,667	353,793
EcoRodovias Infraestrutura e Logistica SA [10]	175,900	424,957
Ferrovial SA [10]	100,660	2,038,639
Promotora y Operadora de Infraestructura SAB de CV [10]	47,516	454,179
Transurban Group [10]	258,523	2,121,833
Vinci SA [10]	50,800	4,177,390
Total Toll Roads		11,843,120

See Notes to Financial Statements.
2018 Annual Report17

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Water – 0.1%
Severn Trent PLC [10]	44,500	$ 1,031,540
Total COMMON STOCKS (Cost $252,346,951)		239,684,815

		Value
SHORT-TERM INVESTMENT – 0.8%
Money Market Fund – 0.8%
First American Treasury Obligations Fund, Class X, 2.40% [14]	6,447,709	$ 6,447,709
Total SHORT-TERM INVESTMENT (Cost $6,447,709)		6,447,709
Total Investments – 133.2% (Cost $1,125,411,634)		1,073,042,839
Liabilities in Excess of Other Assets – (33.2)%		(267,748,675)
TOTAL NET ASSETS – 100.0%		$ 805,294,164

The following notes should be read in conjunction with the accompanying Schedule of Investments.
LIBOR — London Interbank Offered Rate
USD — United States Dollar
LLC — Limited Liability Company
LP — Limited Partnership

1	— Portion or entire principal amount delivered as collateral for reverse repurchase agreements. As of December 31, 2018, the total value of the collateral was $123,508,429.
2	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of December 31, 2018, the total value of all such securities was $4,654,450 or 0.6% of net assets.
3	— Level 3 security - Value determined using significant unobservable inputs.
4	— Private placement security.
5	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the total value of all such securities was $301,293,181 or 37.4% of net assets.
6	— Variable rate security –Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor. Interest rate shown is the rate in effect as of December 31, 2018.
7	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date. Interest rate shown is the rate in effect as of December 31, 2018.
8	— Security is an inverse floating rate bond. Reference interest rates are typically based on a negative multiplier or slope.
9	— Issuer is currently in default on its regularly scheduled interest payment.
10	— Foreign security or a U.S. security of a foreign company.
11	— All or a portion of this security is pledged as collateral for credit facility. As of December 31, 2018, the total value of the collateral was $258,575,893.
12	— Payment-in-kind security.
13	— Non-income producing security.
14	— The rate quoted is the annualized seven-day yield as of December 31, 2018.

See Notes to Financial Statements.
18Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Assets and Liabilities
December 31, 2018

Assets:
Investments in securities, at value (cost $1,125,411,634)	$1,073,042,839
Cash	5,174,715
Cash on deposit with brokers for reverse repurchase agreements	1,123,358
Interest and dividends receivable	8,794,953
Receivable for investments sold	4,633,726
Prepaid expenses	7,188
Total assets	1,092,776,779
Liabilities:
Payable for credit facility (Note 7)	180,000,000
Reverse repurchase agreements (Note 7)	100,799,762
Interest payable for credit facility and reverse repurchase agreements (Note 7)	446,952
Payable for investments purchased	4,997,208
Investment advisory fee payable, net (Note 5)	876,244
Administration fee payable (Note 5)	140,198
Directors' fee payable	13,035
Accrued expenses	209,216
Total liabilities	287,482,615
Commitments and contingencies (Note 10)
Net Assets	$ 805,294,164
Composition of Net Assets:
Paid-in capital (Note 8)	958,207,069
Accumulated losses	(152,912,905)
Net Assets	$ 805,294,164
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	36,487,937
Net asset value per share	$ 22.07

See Notes to Financial Statements.
2018 Annual Report19

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Operations
For the Year Ended December 31, 2018

Investment Income (Note 2):
Distributions from master limited partnerships and real estate investment trusts	$ 7,643,831
Dividends (net of foreign withholding tax of $336,973)	5,619,235
Total dividends and distributions	13,263,066
Less return of capital distributions	(7,643,831)
Interest	67,530,536
Total investment income	73,149,771
Expenses:
Investment advisory fees (Note 5)	11,515,956
Administration fees (Note 5)	1,727,394
Custodian fees	204,762
Reports to shareholders	173,397
Directors' fees	151,303
Fund accounting fees	142,290
Legal fees	118,961
Miscellaneous	106,196
Audit and tax services	69,497
Insurance	60,089
Transfer agent fees	50,795
Registration fees	37,400
Total operating expenses	14,358,040
Interest expense on credit facility and reverse repurchase agreements (Note 7)	8,135,501
Total expenses	22,493,541
Less expenses waived and reimbursed by the investment adviser (Note 5)	(4,897,316)
Net expenses	17,596,225
Net investment income	55,553,546
Realized and Unrealized Loss on Investments:
Net realized loss on:
Investment transactions	(25,255,410)
Foreign currency and foreign currency transactions	(39,092)
Net realized loss	(25,294,502)
Net change in unrealized depreciation on:
Investments	(55,474,828)
Foreign currency translations	(10,252)
Net change in unrealized depreciation	(55,485,080)
Net realized and unrealized loss	(80,779,582)
Net decrease in net assets resulting from operations	$(25,226,036)

See Notes to Financial Statements.
20Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 55,553,546	$ 63,400,961
Net realized loss on investment transactions, foreign currency and foreign currency transactions	(25,294,502)	(16,673,047)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(55,485,080)	40,673,035
Net increase (decrease) in net assets resulting from operations	(25,226,036)	87,400,949
Distributions to Shareholders from:
Distributable earnings	(55,785,407)	(66,910,895) [1]
Return of capital	(31,347,787)	(20,224,091)
Total distributions paid	(87,133,194)	(87,134,986)
Capital Share Transactions:
Cost of shares repurchased (Notes 8 and 11)	—	(205,606)
Net decrease in net assets from capital share transactions	—	(205,606)
Total increase (decrease) in net assets	(112,359,230)	60,357
Net Assets:
Beginning of year	917,653,394	917,593,037
End of year	$ 805,294,164	$917,653,394 [2]
Share Transactions:
Shares repurchased (Notes 8 and 11)	—	(9,000)

[1]	The Securities and Exchange Commission (“SEC”) eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended December 31, 2017, the distributions to shareholders were from net investment income and totaled $66,910,895.
[2]	The SEC eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018. For the year ended December 31, 2017, the distributions in excess of net investment income was $(423,081).

See Notes to Financial Statements.
2018 Annual Report21

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Cash Flows
For the Year Ended December 31, 2018

Increase (Decrease) in Cash:
Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$ (25,226,036)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments and principal payups	(404,377,786)
Proceeds from disposition of long-term portfolio investments and principal paydowns	378,480,551
Net purchases and sales of short-term portfolio investments	(6,447,710)
Return of capital distributions from portfolio investments	7,643,831
Increase in interest and dividend receivable	(693,722)
Decrease in prepaid expenses	2,401
Increase in interest payable for credit facility and reverse repurchase agreements	240,224
Increase in investment advisory fee payable, net	326,162
Decrease in administration fee payable, net	(9,713)
Decrease in payable to directors' fee payable	(4,534)
Increase in accrued expenses	35,807
Net amortization on investments and paydown gains or losses on investments	(20,834,386)
Unrealized depreciation on investments	55,474,828
Net realized loss on investment transactions	25,255,410
Net cash provided by operating activities	9,865,327
Cash flows used for financing activities:
Net cash provided by reverse repurchase agreements	21,404,291
Distributions paid to shareholders	(87,133,194)
Net cash used for financing activities	(65,728,903)
Net decrease in cash	(55,863,576)
Cash at beginning of year(1)	62,161,649
Cash at end of year(1)	$ 6,298,073
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility and reverse repurchase agreements for the year ended December 31, 2018, totaled $7,758,791.
(1) Includes cash on deposit with brokers for reverse repurchase agreements.

See Notes to Financial Statements.
22Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Financial Highlights

	For the Year Ended December 31,		For the Period from December 5, 2016[1] to December 31,
	2018	2017	2016
Per Share Operating Performance:
Net asset value, beginning of period	$ 25.15	$ 25.14	$ 25.00
Net investment income[2]	1.52	1.74	0.15
Net realized and unrealized gain (loss) on investment transactions	(2.21)	0.66	0.19
Net increase (decrease) in net asset value resulting from operations	(0.69)	2.40	0.34
Distributions from net investment income	(1.53)	(1.84)	(0.15)
Return of capital distributions	(0.86)	(0.55)	(0.05)
Total distributions paid	(2.39)	(2.39)	(0.20)
Net asset value, end of period	$ 22.07	$ 25.15	$ 25.14
Market price, end of period	$ 19.07	$ 23.37	$ 22.31
Total Investment Return based on Net Asset Value#	-3.08%	9.88%	1.36% [5]
Total Investment Return based on Market Price†	-9.12%	15.94%	0.50% [3,5]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$805,294	$917,653	$917,593
Operating expenses excluding interest expense	1.63%	1.60%	1.70% [6]
Interest expense	0.93%	0.58%	0.60% [6]
Total expenses	2.56%	2.18	2.30% [6]
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.08%	1.03%	1.03% [6]
Net expenses, including fee waivers and reimbursement and interest expense	2.00%	1.61%	1.63% [6]
Net investment income	6.31%	6.84%	8.13% [6]
Net investment income, excluding the effect of fee waivers and reimbursement	5.76%	6.27%	7.46% [6]
Portfolio turnover rate	35%	43%	15% [4,5]
Credit facility and reverse repurchase agreements, end of period (000s)	$280,800	$259,395	$302,682
Asset coverage per $1,000 unit of senior indebtedness[7]	$ 3,868	$ 4,538	$ 4,032

#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvestment price for the last dividend declared in the year may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange ("NYSE") market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the year may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Total investment return based on market price is calculated based on first trade price of $22.40 on December 5, 2016.
[4]	For the portfolio turnover calculation, portfolio purchases and sales of the Brookfield Mortgage Opportunity Income Fund Inc., Brookfield High Income Fund Inc. and Brookfield Total Return Fund Inc. made prior to the Reorganizations into the Brookfield Real Assets Income Fund Inc. have been excluded from the numerator and the monthly average value of securities used in the denominator reflects the combined market value after the Reorganizations.
[5]	Not annualized.
[6]	Annualized.
[7]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
2018 Annual Report23

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements
December 31, 2018

1.Organization
Brookfield Real Assets Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol “RA". The Fund was incorporated under the laws of the State of Maryland on October 6, 2015.
Brookfield Public Securities Group LLC (“PSG” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The investment objective of the Fund is to seek high total return, primarily through high current income and secondarily, through growth of capital. The investment objective is not fundamental and may be changed by the Fund’s Board of Directors (the “Board”) without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurances can be given that the Fund’s investment objective will be achieved.
The Fund seeks to achieve its investment objective by investing primarily in the real asset class, which includes the following: Real Estate Securities; Infrastructure Securities; and Natural Resources Securities (collectively, “Real Asset Companies and Issuers”).
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (average daily net assets plus the amount of any borrowings for investment purposes) in the securities and other instruments of Real Asset Companies and Issuers (the “80% Policy”). The Fund may change the 80% Policy without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider
24Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Adviser’s Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Adviser’s Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of
2018 Annual Report25

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser’s Valuation Committee uses in determining fair value. If the Adviser’s Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service providers, who are subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2018:
Valuation Inputs	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$ 3,513,508	$ —	$ 3,513,508
Securitized Credit	—	371,797,667	50,465,563	422,263,230
Corporate Credit	—	390,102,754	825	390,103,579
Term Loans	—	11,029,998	—	11,029,998
Common Stocks	180,888,638	58,401,391	394,786	239,684,815
Money Market Fund	6,447,709	—	—	6,447,709
Total Investments	$ 187,336,347	$ 834,845,318	$ 50,861,174	$1,073,042,839
26Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

The fair value of the Fund’s credit facility and reverse repurchase agreements, which qualify as financial instruments under FASB ASC Topic 820 Fair Value Measurement, approximates the carrying amounts presented in the Statement of Assets and Liabilities. As of December 31, 2018, these financial instruments are categorized as a Level 2 within the disclosure hierarchy.
The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of December 31, 2018.
	Quantitative Information about Level 3 Fair Value Measurements(1)
Asset Type	Value as of December 31, 2018	Valuation Approach	Valuation Technique	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(2)
Securitized Credit
Class B Notes	$4,258,839	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.1%-12.0% (10.8%)	Decrease
Corporate Credit
Motors Liquidation Co.	825	Asset-Based Approach	Analysis of Residual Value	Anticipated Residual Value	$0.01	Increase
Common Stocks
Thunderbird Resources Equity, Inc.	394,786	Asset-Based Approach	Analysis of Enterprise Value	Enterprise Value	$34,600	Increase
Total	$4,654,450

(1) The table above does not include Level 3 securities that are valued by brokers and pricing services. At December 31, 2018, the value of these securities was $46,206,724. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in the Valuation of Investments in Note 2. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
(2) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
2018 Annual Report27

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Securitized Credit	Corporate Credit	Common Stocks	Total
Balance as of December 31, 2017	$ 74,356,963	$825	$425,422	$ 74,783,210
Accrued discounts (premiums)	2,691,895	—	—	2,691,895
Realized gain (loss)	(3,416,658)	—	—	(3,416,658)
Change in unrealized appreciation (depreciation)	427,968	—	(30,636)	397,332
Purchases at cost	664,227	—	—	664,227
Sales proceeds	(13,362,413)	—	—	(13,362,413)
Transfers out of Level 3	(10,896,419)	—	—	(10,896,419) (a)
Balance as of December 31, 2018	$ 50,465,563	$825	$394,786	$ 50,861,174
Change in unrealized gains or losses relating to assets still held at the reporting date	$ (3,364,162)	$ —	$ (30,636)	$ (3,394,798)

(a) Transferred due to an increase in observable market data for these securities.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statement of Operations may also include realized gain distributions received from real estate investment trusts (“REITs”). Distributions of net realized gains are recorded on the REIT's ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.
Master Limited Partnerships: A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
28Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

Return of Capital Estimates: A distribution received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended December 31, 2018, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Fund does not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.
Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
2018 Annual Report29

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

New Accounting Pronouncements: In March 2017, the FASB issued ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.
In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt upon the issuance of ASU 2018-13. Management has implemented the amendments and there was no material impact on the Fund’s financial statements
3.Derivative Financial Instruments
The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.
The Fund did not have any derivative financial instruments outstanding during the year ended December 31, 2018.
4.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.
The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
30Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
5.Investment Advisory Agreement and Transactions with Related Parties
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s Managed Assets (average daily net assets plus the amount of borrowing for investment purposes).
Pursuant to the operating expenses limitation agreement approved by the Board on May 12, 2016, the Adviser has agreed to waive its fees or reimburse expenses for two years following the commencement of operations of the Fund so that the total annual operating expense ratio of the Fund will not exceed 1.03% (excluding the costs of using leverage, brokerage commissions and other transactions, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business). The operating expenses limitation agreement expired pursuant to its terms on December 4, 2018.
The Adviser has entered into a Sub-Advisory Agreement with Schroder Investment Management North America Inc. (the “Sub-Adviser”). The Sub-Adviser is responsible for the management of the Securitized Credit investments. The Adviser is responsible for any fees due to the Sub-Adviser.
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or directors of the Fund are officers and/or employees of the Adviser.
6.Purchases and Sales of Investments
For the year ended December 31, 2018, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities, reverse repurchase agreements and U.S. government securities were $408,973,221 and $382,801,002, respectively. For the year ended December 31, 2018, purchases and sales of long-term U.S. Government securities were $0 and $603,395, respectively.
2018 Annual Report31

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

7.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused.
For the year ended December 31, 2018, the average interest rate paid under the line of credit was 3.15% of the total line of credit amount available to Fund.
Total line of credit amount available	$180,000,000
Line of credit outstanding at December 31, 2018	180,000,000
Line of credit amount unused at December 31, 2018	—
Average balance outstanding during the year	180,000,000
Interest expense incurred on line of credit during the year	5,677,817
Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
32Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

At December 31, 2018, the Fund had the following reverse repurchase agreements outstanding:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable For Reverse Repurchase Agreements
Goldman Sachs	3.30%	12/28/18	01/28/19	$ 3,371,000	$ 3,372,236
JPMorgan Chase	2.00	10/25/18	01/04/19	755,351	757,906
JPMorgan Chase	2.25	12/26/18	01/24/19	791,512	791,809
JPMorgan Chase	2.50	10/25/18	01/04/19	6,747,450	6,776,642
JPMorgan Chase	2.50	11/06/18	01/04/19	2,151,779	2,159,475
JPMorgan Chase	2.75	12/26/18	01/24/19	2,601,482	2,602,674
JPMorgan Chase	2.90	10/25/18	01/04/19	2,145,178	2,156,080
JPMorgan Chase	2.95	10/25/18	01/04/19	4,898,035	4,923,389
JPMorgan Chase	3.10	10/25/18	01/04/19	19,589,459	19,690,096
JPMorgan Chase	3.10	12/18/18	01/04/19	1,560,516	1,562,319
RBC Capital Markets	2.97	10/11/18	01/11/19	3,305,000	3,327,362
RBC Capital Markets	3.04	10/25/18	01/25/19	3,017,000	3,034,324
RBC Capital Markets	3.15	11/09/18	02/11/19	3,370,000	3,385,634
RBC Capital Markets	3.20	11/23/18	02/22/19	5,382,000	5,400,676
RBC Capital Markets	3.24	10/25/18	01/25/19	5,017,000	5,047,703
RBC Capital Markets	3.30	12/05/18	03/05/19	5,407,000	5,420,387
RBC Capital Markets	3.30	12/11/18	03/05/19	3,609,000	3,615,950
RBC Capital Markets	3.34	11/07/18	02/07/19	2,911,000	2,925,851
RBC Capital Markets	3.34	12/20/18	03/20/19	6,233,000	6,239,943
RBC Capital Markets	3.35	11/09/18	02/11/19	4,213,000	4,233,785
RBC Capital Markets	3.40	11/21/18	02/21/19	3,800,000	3,814,696
RBC Capital Markets	3.54	12/20/18	03/20/19	9,924,000	9,935,717
Total				$100,799,762	$101,174,654
(1) The average daily balance of reverse repurchase agreements outstanding for the Fund during the year ended December 31, 2018 was $91,762,869 at a weighted average daily interest rate of 2.68%.
The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:
	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
U.S. Government & Agency Obligations	$—	$ 3,371,000	$ —	$—	$ 3,371,000
Corporate Credit	—	52,579,762	44,849,000		97,428,762
Total	$—	$55,950,762	$44,849,000	$—	$100,799,762
2018 Annual Report33

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Collateral
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received	Cash Collateral (Pledged) Received*	Net Amount
Reverse Repurchase Agreements	$100,799,762	$—	$100,799,762	$(100,799,762)	$—	$—

* Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.
Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
8.Capital Shares
The Fund has 1,000,000,000 shares of $0.001 par value common shares authorized. Of the 36,487,937 shares outstanding at December 31, 2018 for the Fund, the Adviser owns 65,327 shares. The Fund’s Board is authorized to classify and reclassify any unissued capital shares. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Board has approved a share repurchase plan. Under the current share repurchase plan, as of December 31, 2018, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share repurchase plan will remain in effect between December 5, 2018 and December 5, 2019. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund's shares and the net asset value per share. During the year ended December 31, 2017, 9,000 shares were repurchased by the Fund at an aggregate cost of $205,606 and at an average discount of 10.29% to net asset value. As of December 31, 2018, there were no shares repurchased under this program. All shares repurchased have been retired.
9.Federal Income Tax Information
The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
34Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2018, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2018, open taxable years consisted of the taxable period from December 5, 2016 (commencement of operations) to December 31, 2016 and the taxable years ended December 31, 2017 and December 31, 2018. No examination of the Fund’s tax returns is currently in progress.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of the distributions paid for the years ended December 31 were as follows:
	December 31, 2018	December 31, 2017
Ordinary income	$55,785,407	$66,910,895
Return of capital	31,347,787	20,224,091
Total	$87,133,194	$87,134,986
At December 31, 2018, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:
Post-October loss	$ (1,595,041)
Capital loss carryforwards(1)	(85,508,710)
Other accumulated losses	(12,664,544)
Tax basis unrealized depreciation on investments and foreign currency	(53,144,610)
Total tax basis net accumulated losses	$(152,912,905)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
2018 Annual Report35

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

Federal Income Tax Basis: The federal income tax basis of the Fund's investments at December 31, 2018 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,126,187,449	$26,147,710	$(79,292,320)	$(53,144,610)
As of December 31, 2018, the Fund's capital loss carryforwards were as follows:
Capital Loss Carryforwards:	Expires:	Limitation:
$38,494,147 (Short-term)	N/A	N/A
$23,749,001 (Long-term)	N/A	N/A
$9,707,822	N/A	12/31/2019
$7,429,089	N/A	12/31/2020
$3,443,546	N/A	12/31/2021
$3,443,546	N/A	12/31/2022
$3,443,546	N/A	12/31/2023
$3,443,546	N/A	12/31/2024
$1,638,900	N/A	12/31/2025
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for forward currency contracts and partnership adjustments. Permanent book and tax differences, if any, will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.
At December 31, 2018, the Fund's most recently completed tax year-end, the Fund's components of net assets were increased or (decreased) by the amounts shown in the table below:
Paid-in capital	Accumulated losses
$(24,601)	$24,601
10.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
11.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
36Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2018

Distributions: The Fund's Board declared the following monthly distributions:
Distribution Per Share	Record Date	Payable Date
$0.1990	January 16, 2019	January 24, 2019
$0.1990	February 13, 2019	February 21, 2019
As of February 28, 2019, 11,876 shares have been repurchased at an aggregate cost of $251,285 and at an average discount of 9.16% to net asset value. All shares repurchased have been retired.
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
2018 Annual Report37

BROOKFIELD REAL ASSETS INCOME FUND INC.
Report of Independent Registered Public Accounting Firm
December 31, 2018

To the Board of Directors and Shareholders of
Brookfield Real Assets Income Fund Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Brookfield Real Assets Income Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from December 5, 2016 (commencement of operations) through December 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Chicago, Illinois
February 28, 2019
We have served as the auditor of one or more Brookfield Public Securities Group LLC’s investment companies since 2011.
38Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Tax Information
December 31, 2018

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (December 31, 2018) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that 35.98% of the distributions paid from net investment income for the Fund was reclassified as return of capital and is reflected as such in the Fund’s Statement of Changes in Net Assets and Financial Highlights.
For the year ended December 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 7.41%.
For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2018 was 2.75%.
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.
2018 Annual Report39

BROOKFIELD REAL ASSETS INCOME FUND INC.
Compliance Certification
December 31, 2018

On May 21, 2018, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
Other Compliance Matters
Dan C. Tutcher, is a Managing Director of the Brookfield Public Securities Group LLC on the Energy Infrastructure Securities team. Mr. Tutcher also serves on the Board of Enbridge, Inc. The Fund’s adviser has adopted policies and procedures to address potential conflicts of interest while allowing the Adviser to continue to invest in Enbridge Companies. However, from time to time, the Adviser may restrict trading, which may prevent any fund in the Brookfield fund complex from acquiring or disposing of securities of Enbridge Companies at a favorable time.
40Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.
Directors of the Fund
Name, Address and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Independent Director Class I Director to serve until 2020 Annual Meeting of Shareholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-2018); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	10
Interested Director Class I Director to serve until 2020 Annual Meeting of Shareholders:
David Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Director Served Since 2017	Director/Trustee of several investment companies advised by the Adviser (2017-Present); President of the Adviser (2016-Present); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present); Managing Director and Head of Global Business Development at Nuveen Investments (2009-2014).	10
Independent Director Class II Director to serve until 2021 Annual Meeting of Shareholders:
Heather Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & CEO of Capstak, Inc. (2014-2018); Chairman of Capstak, Inc. (2016-2018).	10
2018 Annual Report41

BROOKFIELD REAL ASSETS INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Directors of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Independent Directors Class III Directors to serve until 2019 Annual Meeting of Shareholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015), Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	10
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, Newcastle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	10
42Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2014	President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present), Assistant General Counsel (2010-2017), General Counsel (2017-Present) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Secretary of Brookfield Investment Funds (2011-2014).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Served since 2012	Treasurer of several investment companies advised by the Adviser (2012-Present); Director and Head of Fund Administration and Accounting of the Adviser (2012-Present); Vice President of the Adviser (2009-2012).
Thomas D. Peeney* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Served since 2018	Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017); Associate, Corporate Department at Paul Hastings LLP (2006-2013).
Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer (“CCO”)	Served since 2017	Chief Compliance Officer of several investment companies advised by the Adviser (2017-Present); Director of Corporate Legal and Compliance at the Adviser (2017-Present); Chief Compliance Officer of Brookfield Investment Management (Canada) Inc. (2017-Present); Chief Compliance Officer of Brookfield Investment Management UK Ltd. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).
Casey Tushaus c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2014-Present); Assistant Fund Controller at Walton Street Capital (2007-2014).
Mohamed Rasul c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Assistant Vice President of the Adviser (2014-Present); Senior Accountant of the Adviser (2012-2014).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.
2018 Annual Report43

BROOKFIELD REAL ASSETS INCOME FUND INC.
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
44Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2018 Annual Report45

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Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Sub-Adviser
Schroder Investment Management North America Inc.
875 Third Avenue, 22nd Floor
New York, New York 10022-6225
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Real Assets Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Stuart A. McFarland, Edward A. Kuczmarski, and Louis P. Salvatore each qualify as audit committee financial experts, as defined in Item 3(b) of Form N-CSR. Messrs. McFarland, Kuczmarski and Salvatore are considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), to the Fund for the Fund’s two most recent fiscal years for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $60,000 and $58,000 for the fiscal years ended December 31, 2018 and December 31, 2017, respectively.

(b)	Audit-Related Fees

There were no fees billed by Deloitte to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

For the fiscal years ended December 31, 2018 and December 31, 2017, Deloitte billed the Registrant aggregate fees of $9,600 and $9,600, respectively. Each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

For the Fund’s two most recent fiscal years, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for the fiscal years ended December 31, 2018 and 2017.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by Deloitte to the Fund for all other non-audit services (“Other Fees”) for the fiscal years ended December 31, 2018 and December 31, 2017. During the same period, there were no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte for the fiscal years ended December 31, 2018 and December 31, 2017, for non-audit services rendered to the Fund and Fund Service Providers were $149,600 and $164,600, respectively. For the fiscal years ended December 31, 2018 and December 31, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $140,000 and $155,000, respectively, in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and Heather S. Goldman.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Public Securities Group LLC and its subsidiaries and affiliates (collectively, “PSG”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which PSG has been delegated such proxy voting authority.

A. Proxy Voting Committee

PSG’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that PSG meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, PSG owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, PSG seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, PSG generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, PSG generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, PSG’s primary consideration is the economic interests of its Clients.

2. Proxy Voting Agent

PSG may retain an independent third party proxy voting agent to assist PSG in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, PSG may consider the proxy voting agent’s research and analysis as part of PSG’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. PSG bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by PSG, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist PSG in maintaining records of PSG’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

PSG votes portfolio proxies without regard to any other business relationship between PSG and the company to which the portfolio proxy relates. To this end, PSG must identify material conflicts of interest that may arise between a Client and PSG, such as the following relationships:

●

PSG provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or PSG is seeking to provide such services;

●	PSG serves as an investment adviser to the pension or other investment account of the Company or PSG is seeking to serve in that capacity; or
●	PSG and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause PSG a loss of revenue or other benefit.

PSG generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, PSG and the Committee employ the following procedures, as long as PSG determines that the course of action is consistent with the best interests of the Clients:

●

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, PSG will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to PSG on how to vote on the matter (i.e., case-by-case); or

●

If the previous procedure does not provide an appropriate voting recommendation, PSG may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct PSG to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The costs of voting proxies with respect to shares of foreign companies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In determining whether to vote proxies under these circumstances, PSG, in consultation with the Committee, considers whether the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies.

C. Fund Board Reporting and Recordkeeping

PSG will prepare periodic reports for submission to the Boards of Directors/Trustees of its affiliated funds (the “Funds”) describing:

●

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

●

any proxy votes taken by PSG on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, PSG will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon PSG’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

PSG will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

●	these Policies and Procedures, as amended from time to time;
●	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
●	records of written client requests for proxy voting information and any written responses of PSG to such requests; and

●	any written materials prepared by PSG that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of PSG and to the Boards of Directors/Trustees of the Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Investment Team – Portfolio Managers

Adviser

Craig Noble, CFA – CEO, Chief Investment Officer and Portfolio Manager

Craig Noble has 21 years of industry experience and is Chief Executive Officer and Chief Investment Officer for the Public Securities Group as well as Portfolio Manager on certain infrastructure strategies and a Senior Managing Partner of Brookfield Asset Management. Over the last 14 years, he has held multiple positions within Brookfield, including significant roles within capital markets and direct infrastructure investment. He transitioned to the Public Securities Group in 2008 to help launch the firm’s listed infrastructure business and became the CEO in 2013. Prior to Brookfield, he spent five years with the Bank of Montreal, focused on credit analysis, corporate lending and corporate finance. Craig holds the Chartered Financial Analyst designation. He earned a Master of Business Administration degree from York University and a Bachelor of Commerce degree from Mount Allison University.

Larry Antonatos – Managing Director, Portfolio Manager

Larry Antonatos has 28 years of industry experience and is a Portfolio Manager for the Public Securities Group’s Real Asset Solutions team. In this role he oversees the portfolio construction process, including execution of asset allocation. Larry joined the firm in 2011 as Product Manager for the firm’s equity investment strategies. Prior to joining Brookfield, he was a portfolio manager for a U.S. REIT strategy for 10 years. He also has investment experience with direct property, CMBS, and mortgage loans. Larry earned a Master of Business Administration degree from the Wharton School of the University of Pennsylvania and a Bachelor of Engineering degree from Vanderbilt University.

Dana Erikson, CFA – Managing Director, Portfolio Manager

Dana Erikson has 30 years of industry experience and is a Portfolio Manager and Head of the Public Securities Group’s Corporate Credit team. In this role he oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Prior to joining the firm in 2006, Dana was with Evergreen Investments or one of its predecessor firms since 1996 where he held a number of positions, including Senior Portfolio Manager, Head of the High Yield team and Head of High Yield Research. Dana holds the Chartered Financial Analyst designation and is a member of the CFA Society Boston, Inc. He earned a Master of Business Administration degree (with Honors) from Northeastern University and a Bachelor of Arts degree in Economics from Brown University.

Dan Parker – Managing Director, Portfolio Manager

Daniel Parker has 22 years of industry experience and is a Portfolio Manager on the Public Securities Group’s Corporate Credit team. He is responsible for the portfolio construction process, including execution of buy/sell decisions for the Corporate Credit team, as well as continuing to support the Infrastructure Securities team. Daniel joined Brookfield Asset Management in 2006, initially focusing on high yield and stressed credit opportunities, before transitioning to the Public Securities Group in 2010. Prior to 2006, Daniel spent four years at Standard & Poor’s where he covered the utilities and natural resource sectors. He started his career in international trade finance as a credit analyst at Canada’s Export Credit Agency, EDC. Daniel holds the Chartered Financial Analyst designation and is a member of the CFA Society Chicago, Inc. He earned an Honours Bachelor of Commerce degree from Lakehead University.

Schroder Investment Management North America Inc. (the “Sub-Adviser”)

Michelle Russell-Dowe – Head of Securitized Credit

Michelle Russell-Dowe is the Head of Securitized Credit at Schroders, she is responsible for managing the Securitized Credit Team and the Securitized Credit Portfolio Strategies. She joined Schroders in 2016 and is based in New York. Ms. Russell-Dowe was the Head of Securitized Products at Brookfield Investment Management (previously Hyperion Capital Management) from 1999 to 2016 where she was responsible for managing the Securitized Products Investment Team. She was the Lead Portfolio Manager responsible for the Securitized Investment Strategies. She was a Vice President at Duff & Phelps Credit Rating Co from 1994 to 1999, where she was responsible for rating securities including residential mortgage-backed securities and asset-backed securities. Previously, Ms. Russell-Dowe has been a Co-Head of the Investor Committee of the American Securitization Forum (ASF). She holds an MBA in Finance (Valedictorian) from Columbia Graduate School of Business and a BA in economics from Princeton University.

Jeffrey Williams, CFA – Portfolio Manager

Jeffrey Williams is a Fund Manager at Schroders, which involves portfolio management for the firm’s securitized credit strategies, with a particular focus on CMBS, commercial real estate loans and related assets. He joined Schroders in 2016 and is based in New York. Mr. Williams was a Managing Director at Brookfield Investment Management from 2012 to 2016, which involved portfolio management for the securitized credit team with an emphasis on CMBS and commercial real estate loans. He was a Partner - Debt Investments at Wesley Capital Management, LLC from 2008 to 2012, which involved portfolio management and trading of debt securities for a long/short real estate securities hedge fund. He was a Vice President at Capital Trust, Inc from 2006 to 2008, which involved portfolio management and trading of CMBS, CDO and REIT bonds. Mr. Williams holds an MBA in Finance from Georgia State University and BA in Finance from University of South Florida. He is also a CFA Charterholder.

Anthony Breaks, CFA – Portfolio Manager

Anthony Breaks is a Fund Manager at Schroders, with a focus on RMBS, ABS and CLOs. He joined Schroders in 2016 and is based in New York. Mr. Breaks was a Managing Director at Brookfield Investment Management from 2005 to 2016, managing structured credit portfolios. He was a Director at Imagine Reinsurance, a subsidiary of Brookfield from 2002 to 2005, focused on structured credit investments and structured reinsurance transactions. Prior to that he was a Director at Liberty Hampshire from 2000 to 2002, involved in analysis and issuance of structured securities, and an Analyst at Merrill Lynch from 1998 to 2000, involved in CLO structuring and securities analysis. Mr. Breaks holds a BSc in Electrical Engineering from Massachusetts Institute of Technology and is a CFA Charterholder.

Management of Other Accounts

Adviser

Mr. Noble manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Noble as of December 31, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Craig Noble, CFA	Registered Investment Company	3	$485.97	0	$0
	Other Pooled Investment Vehicles	7	$730.81	3	$123.08
	Other Accounts	20	$1,615.12	0	$0

Mr. Antonatos manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Antonatos as of December 31, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Larry Antonatos	Registered Investment Company	2	$122.54	0	$0
	Other Pooled Investment Vehicles	2	$144.23	1	$13.32
	Other Accounts	3	$496.27	0	$0

Mr. Erikson manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Erikson as of December 31, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Dana Erikson, CFA	Registered Investment Company	1	$8.99	0	$0
	Other Pooled Investment Vehicles	4	$47.12	1	$19.54
	Other Accounts	5	$71.29	0	$0

Mr. Parker manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Parker as of December 31, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Dan Parker	Registered Investment Company	1	$8.99	0	$0
	Other Pooled Investment Vehicles	4	$47.12	1	$19.54
	Other Accounts	5	$71.29	0	$0

Sub-Adviser

Ms. Russell-Dowe manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Ms. Russell-Dowe as of December 31, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Michelle Russell-Dowe	Registered Investment Company	5	$ 2,270.60	0	$ 0
	Other Pooled Investment Vehicles	11	$ 2,190.86	1	$ 35.56
	Other Accounts	10	$ 2,028.79	1	$ 947.05

Mr. Williams manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Williams as of December 31, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Jeffrey Williams, CFA	Registered Investment Company	5	$ 2,270.60	0	$ 0
	Other Pooled Investment Vehicles	11	$ 2,190.86	1	$ 35.56
	Other Accounts	10	$ 2,028.79	1	$ 947.05

Mr. Breaks manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Breaks as of December 31, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Anthony Breaks, CFA	Registered Investment Company	5	$ 2,270.60	0	$ 0
	Other Pooled Investment Vehicles	11	$ 2,190.86	1	$ 35.56
	Other Accounts	10	$ 2,028.79	1	$ 947.05

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as December 31, 2018.

Adviser

Dollar Range of Securities Owned

Craig Noble, CFA	None
Larry Antonatos	None
Dana Erikson, CFA	Over $100,000
Dan Parker	None

Sub-Adviser

Dollar Range of Securities Owned

Michelle Russell-Dowe	$500,001 - $1,000,000
Jeffrey Williams, CFA	$50,001 - $100,000
Anthony Breaks, CFA	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts. The Fund’s investment adviser, Brookfield Public Securities Group LLC (the “Adviser”), has adopted policies and procedures that are reasonably designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts. These potential conflicts include:

Allocation of Limited Time and Attention.    As indicated in the tables above, the Portfolio Managers manage multiple accounts. As a result, the Portfolio Managers will not be able to devote all of their time to management of the Fund. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

Allocation of Limited Investment Opportunities.    As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser and its affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies.    At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the Portfolio Manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts. For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Adviser, its affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Adviser, its affiliates, or other accounts.

Selection of Broker/Dealers.    A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Portfolio Manager Compensation

The Portfolio Managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the Portfolio Managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Portfolio Managers varies in line with a Portfolio Manager’s seniority and position. The compensation of Portfolio Managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager’s performance in meeting them. The Adviser seeks to compensate Portfolio Managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of the Portfolio Managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the firm and measured by individual and team-oriented performance guidelines. Awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the Portfolio Managers and other investment professionals has four primary components:

•	A base salary;
•	An annual cash bonus;
•	If applicable, long-term compensation consisting of restricted stock or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and
•	If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by the Adviser.

The Portfolio Managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the Portfolio Managers is reviewed on an annual basis by senior management.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(16)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)        As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)    None.

(2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)    None.

(b)        A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD REAL ASSETS INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: March 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: March 4, 2019

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: March 4, 2019